[GRAPHIC]

LIBERTY GROWTH & INCOME FUND

SEMIANNUAL REPORT

DECEMBER 31, 2002

ELIMINATE CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY eDELIVERY.

FOR MORE INFORMATION ABOUT RECEIVING YOUR SHAREHOLDER REPORTS ELECTRONICALLY, CALL US AT 800-345-6611. TO SIGN UP FOR eDELIVERY, VISIT US ONLINE AT www.libertyfunds.com.

[GRAPHIC]

LIBERTY GROWTH & INCOME FUND

SEMIANNUAL REPORT

DECEMBER 31, 2002

ELIMINATE CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY eDELIVERY.

TO SIGN UP FOR eDELIVERY, GO TO www.icsdelivery.com.

PRESIDENT'S MESSAGE

[PHOTO OF KEITH T. BANKS]

Dear Shareholder:

Early in 2002, robust economic growth lifted investor hopes of better times for the stock markets. But the good news was short-lived. Scandals and bankruptcies, disappointing earnings reports, terrorist fears and the mounting threat of war in Iraq unsettled investors, who retreated to the highest quality bonds.

All major stock market indexes declined for the six-month period as the economy failed to stage a convincing recovery, and did not reverse course with any conviction until October. A fourth quarter rebound in the stock market was helped by the Federal Reserve Board's decision to cut a key short-term interest rate by one-half of one percent. However, the fourth quarter gains were not enough to offset declines recorded earlier in the six-month period.

Overall, stocks lost out to bonds, which topped the performance charts for the third straight year. In general, higher quality bonds outperformed lower quality bonds. However, high-yield bonds came back in the fourth quarter and corporate bonds, which lagged Treasuries throughout the year, took the lead in the fourth quarter.

The following report provides more detailed information about the performance of Liberty Growth & Income Fund, as well as the decisions made and the strategies used by portfolio managers Scott Schermerhorn and Harvey Hirschhorn. As always, we thank you for investing in Liberty Growth & Income Fund.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

NET ASSET VALUE PER SHARE as of 12/31/02($)

         Class A                    13.73
         Class B                    12.93
         Class C                    13.02
         Class Z                    13.72

DISTRIBUTIONS PER SHARE 7/1/02 - 12/31/02($)

         Class A                     0.31
         Class B                     0.25
         Class C                     0.25
         Class Z                     0.34

           - NOT FDIC INSURED   - MAY LOSE VALUE   - NO BANK GUARANTEE

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE INFORMATION

VALUE OF A $10,000 INVESTMENT 12/31/92 - 12/31/02

PERFORMANCE OF A $10,000 INVESTMENT 12/31/92 - 12/31/02($)

                   WITHOUT     WITH
                    SALES      SALES
                   CHARGE     CHARGE
--------------------------------------
Class A           28,853     27,194
Class B           26,730     26,730
Class C           26,732     26,732
Class Z           29,026       n/a

[CHART]

                 CLASS A SHARES            CLASS A SHARES
              WITHOUT SALES CHARGE        WITH SALES CHARGE            S&P 500 INDEX
12/31/1992       $  10,000.00               $   9,425.00               $  10,000.00
 1/31/1993       $  10,119.00               $   9,537.16               $  10,084.00
 2/28/1993       $  10,109.89               $   9,528.57               $  10,221.14
 3/31/1993       $  10,586.07               $   9,977.37               $  10,436.81
 4/30/1993       $  10,366.94               $   9,770.84               $  10,184.24
 5/31/1993       $  10,723.56               $  10,106.96               $  10,456.16
 6/30/1993       $  10,852.24               $  10,228.24               $  10,486.48
 7/31/1993       $  10,760.00               $  10,141.30               $  10,444.53
 8/31/1993       $  11,163.50               $  10,521.60               $  10,840.38
 9/30/1993       $  11,328.72               $  10,677.32               $  10,756.91
10/31/1993       $  11,402.35               $  10,746.72               $  10,979.58
11/30/1993       $  11,209.66               $  10,565.10               $  10,875.27
12/31/1993       $  11,420.40               $  10,763.72               $  11,006.86
 1/31/1994       $  11,655.66               $  10,985.46               $  11,381.10
 2/28/1994       $  11,382.91               $  10,728.40               $  11,072.67
 3/31/1994       $  10,968.58               $  10,337.88               $  10,591.01
 4/30/1994       $  10,987.22               $  10,355.46               $  10,726.57
 5/31/1994       $  11,119.07               $  10,479.72               $  10,901.42
 6/30/1994       $  10,857.77               $  10,233.45               $  10,634.33
 7/31/1994       $  11,084.70               $  10,447.33               $  10,983.14
 8/31/1994       $  11,576.86               $  10,911.19               $  11,432.35
 9/30/1994       $  11,434.46               $  10,776.98               $  11,153.40
10/31/1994       $  11,586.54               $  10,920.32               $  11,403.23
11/30/1994       $  11,207.66               $  10,563.22               $  10,988.16
12/31/1994       $  11,381.38               $  10,726.95               $  11,150.78
 1/31/1995       $  11,665.92               $  10,995.13               $  11,439.59
 2/28/1995       $  12,214.21               $  11,511.90               $  11,884.59
 3/31/1995       $  12,508.58               $  11,789.33               $  12,235.18
 4/30/1995       $  12,782.51               $  12,047.52               $  12,594.90
 5/31/1995       $  13,310.43               $  12,545.08               $  13,097.43
 6/30/1995       $  13,555.34               $  12,775.91               $  13,401.29
 7/31/1995       $  13,994.54               $  13,189.85               $  13,844.88
 8/31/1995       $  13,913.37               $  13,113.35               $  13,879.49
 9/30/1995       $  14,393.38               $  13,565.76               $  14,465.20
10/31/1995       $  14,301.26               $  13,478.94               $  14,413.13
11/30/1995       $  14,823.26               $  13,970.92               $  15,044.42
12/31/1995       $  14,738.77               $  13,891.29               $  15,334.78
 1/31/1996       $  15,138.19               $  14,267.74               $  15,856.16
 2/29/1996       $  15,381.91               $  14,497.45               $  16,003.63
 3/31/1996       $  15,392.68               $  14,507.60               $  16,157.26
 4/30/1996       $  15,957.59               $  15,040.03               $  16,394.77
 5/31/1996       $  16,356.53               $  15,416.03               $  16,816.12
 6/30/1996       $  16,109.55               $  15,183.25               $  16,880.02
 7/31/1996       $  15,241.24               $  14,364.87               $  16,133.92
 8/31/1996       $  15,719.82               $  14,815.93               $  16,474.35
 9/30/1996       $  16,409.92               $  15,466.35               $  17,400.21
10/31/1996       $  16,833.29               $  15,865.38               $  17,880.45
11/30/1996       $  18,068.86               $  17,029.90               $  19,230.43
12/31/1996       $  17,638.82               $  16,624.59               $  18,849.66
 1/31/1997       $  18,848.84               $  17,765.03               $  20,025.88
 2/28/1997       $  18,884.65               $  17,798.79               $  20,184.09
 3/31/1997       $  18,218.02               $  17,170.49               $  19,356.54
 4/30/1997       $  19,320.22               $  18,209.30               $  20,510.19
 5/31/1997       $  20,469.77               $  19,292.76               $  21,763.36
 6/30/1997       $  21,284.46               $  20,060.61               $  22,731.83
 7/31/1997       $  23,225.61               $  21,890.14               $  24,539.01
 8/31/1997       $  22,352.33               $  21,067.07               $  23,164.83
 9/30/1997       $  23,601.82               $  22,244.72               $  24,431.94
10/31/1997       $  22,473.65               $  21,181.42               $  23,615.92
11/30/1997       $  23,323.16               $  21,982.08               $  24,709.33
12/31/1997       $  23,843.26               $  22,472.28               $  25,134.33
 1/31/1998       $  24,088.85               $  22,703.74               $  25,410.81
 2/28/1998       $  25,840.11               $  24,354.30               $  27,242.93
 3/31/1998       $  27,111.44               $  25,552.53               $  28,637.77
 4/30/1998       $  27,097.89               $  25,539.76               $  28,929.87
 5/31/1998       $  26,401.47               $  24,883.39               $  28,432.28
 6/30/1998       $  27,386.25               $  25,811.54               $  29,586.63
 7/31/1998       $  26,893.29               $  25,346.93               $  29,273.01
 8/31/1998       $  22,544.65               $  21,248.33               $  25,043.06
 9/30/1998       $  23,543.38               $  22,189.63               $  26,648.32
10/31/1998       $  25,485.70               $  24,020.28               $  28,812.17
11/30/1998       $  27,058.17               $  25,502.33               $  30,558.18
12/31/1998       $  28,624.84               $  26,978.91               $  32,318.33
 1/31/1999       $  29,383.40               $  27,693.85               $  33,669.24
 2/28/1999       $  28,155.17               $  26,536.25               $  32,622.13
 3/31/1999       $  29,084.29               $  27,411.95               $  33,927.01
 4/30/1999       $  29,884.11               $  28,165.77               $  35,239.99
 5/31/1999       $  29,468.72               $  27,774.27               $  34,408.32
 6/30/1999       $  31,213.27               $  29,418.51               $  36,311.10
 7/31/1999       $  30,398.60               $  28,650.68               $  35,181.83
 8/31/1999       $  30,055.10               $  28,326.93               $  35,005.92
 9/30/1999       $  28,913.01               $  27,250.51               $  34,046.76
10/31/1999       $  30,127.35               $  28,395.03               $  36,201.92
11/30/1999       $  30,455.74               $  28,704.54               $  36,936.82
12/31/1999       $  31,890.21               $  30,056.52               $  39,108.70
 1/31/2000       $  30,184.08               $  28,448.49               $  37,145.44
 2/29/2000       $  29,015.96               $  27,347.54               $  36,443.40
 3/31/2000       $  32,274.45               $  30,418.67               $  40,007.56
 4/30/2000       $  32,274.45               $  30,418.67               $  38,803.33
 5/31/2000       $  32,058.21               $  30,214.86               $  38,007.86
 6/30/2000       $  31,657.48               $  29,837.18               $  38,942.86
 7/31/2000       $  31,856.92               $  30,025.15               $  38,335.35
 8/31/2000       $  33,038.81               $  31,139.08               $  40,715.97
 9/30/2000       $  33,362.60               $  31,444.25               $  38,566.17
10/31/2000       $  35,067.42               $  33,051.05               $  38,404.19
11/30/2000       $  35,267.31               $  33,239.44               $  35,377.94
12/31/2000       $  37,069.47               $  34,937.97               $  35,551.29
 1/31/2001       $  36,936.02               $  34,812.20               $  36,813.37
 2/28/2001       $  36,577.74               $  34,474.52               $  33,459.67
 3/31/2001       $  35,385.30               $  33,350.65               $  31,341.67
 4/30/2001       $  36,085.93               $  34,010.99               $  33,773.78
 5/31/2001       $  36,746.31               $  34,633.39               $  34,000.07
 6/30/2001       $  35,875.42               $  33,812.58               $  33,173.87
 7/31/2001       $  36,840.47               $  34,722.14               $  32,848.76
 8/31/2001       $  36,575.22               $  34,472.14               $  30,795.72
 9/30/2001       $  35,291.43               $  33,262.17               $  28,310.50
10/31/2001       $  35,234.96               $  33,208.95               $  28,851.23
11/30/2001       $  36,616.17               $  34,510.74               $  31,064.12
12/31/2001       $  36,868.82               $  34,748.86               $  31,337.49
 1/31/2002       $  36,271.55               $  34,185.93               $  30,879.96
 2/28/2002       $  35,818.15               $  33,758.61               $  30,283.98
 3/31/2002       $  37,648.46               $  35,483.67               $  31,422.65
 4/30/2002       $  36,150.05               $  34,071.42               $  29,518.44
 5/31/2002       $  36,128.36               $  34,050.98               $  29,302.96
 6/30/2002       $  32,204.82               $  30,353.04               $  27,216.58
 7/31/2002       $  29,676.74               $  27,970.33               $  25,096.41
 8/31/2002       $  29,923.06               $  28,202.48               $  25,259.54
 9/30/2002       $  25,751.78               $  24,271.06               $  22,516.35
10/31/2002       $  28,012.79               $  26,402.06               $  24,495.54
11/30/2002       $  30,130.56               $  28,398.05               $  25,935.88
12/31/2002       $  28,852.70               $  27,193.67               $  24,421.48

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT libertyfunds.com FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02(%)

SHARE CLASS                                       A                        B                      C                 Z
INCEPTION                                      7/1/92                   7/1/92                 7/1/94            2/7/01
---------------------------------------------------------------------------------------------------------------------------
                                        WITHOUT        WITH       WITHOUT      WITH      WITHOUT       WITH      WITHOUT
                                         SALES        SALES        SALES      SALES       SALES       SALES       SALES
                                        CHARGE        CHARGE      CHARGE      CHARGE     CHARGE       CHARGE     CHARGE
---------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                     -10.41       -15.56       -10.78     -15.15      -10.77      -11.65      -10.32
1-year                                   -21.75       -26.25       -22.39     -26.20      -22.36      -23.12      -21.57
5-year                                     3.89         2.66         3.11       2.84        3.09        3.09        4.01
10-year                                   11.18        10.52        10.33      10.33       10.33       10.33       11.24

Past performance is no guarantee of future investment results. The principal value and investment returns will flucuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class C and Z (newer class shares) share performance information includes returns of the fund's class A and B shares (older class shares), respectively, as their expense structures more closely resemble those for the newer class shares for periods prior to the inception of the newer class shares. Total returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the older class shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

TOP 10 HOLDINGS AS OF 12/31/02(%)

BERKSHIRE HATHAWAY                             4.6
CITIGROUP                                      4.0
SARA LEE                                       3.9
AETNA                                          3.8
CONAGRA FOODS                                  3.4
VERIZON COMMUNICATIONS                         2.9
MERCK                                          2.8
AMERICAN INTERNATIONAL GROUP                   2.7
ROYAL DUTCH PETROLEUM                          2.5
SAFEWAY                                        2.4

Portfolio holding are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

BOUGHT

Safeway Inc. (2.4% of net assets), traded at seven times earnings at its low point, but on average its price/earnings ratio has been closer to 18. We added it to the portfolio based on the belief that its current price, relative to its historical price/earnings range, represents value in this market.

SOLD

We sold Sherwin Williams, the paint company, at a profit when we felt it had become fully valued. We were also concerned about two potential risks associated with the sector: a positive housing cycle that has gone on for some time and possible lead paint litigation.

PORTFOLIO MANAGERS' REPORT

For the six-month period ended December 31, 2002, the fund's class A shares returned negative 10.41% without sales charge. The fund's performance was in line with its benchmark, the S&P 500 Index, which posted a total return of negative 10.30% for the same period. In a period that was generally difficult for stocks, the fund slightly outperformed the average return of its peer group, the Lipper Multi-Cap Value Funds Category, which was negative 11.49% for the period.(1)

A DIFFICULT PERIOD FOR STOCKS
Both value and growth stocks lost value early in the six-month period as investors responded to growing revelations of financial and accounting irregularities in a variety of Fortune 500 companies. Our investments in three of these companies, WorldCom, The Williams Companies, Inc. and El Paso Corp. (0.4% of net assets) were the main reason for the fund's negative performance.(2) Even though the markets rebounded in the final three months of the period, it was not enough to overcome the earlier deficit. We eliminated our positions in WorldCom and The Williams Companies prior to the end of the period.

HELP FROM TELECOMMUNICATIONS AND PHARMACEUTICALS
The telecommunications sector contributed positively to fund performance, as many local providers returned to a slower growth strategy with greater emphasis on paying stable dividends. We increased our exposure to telecommunications companies at the end of the third quarter, and our positions in Verizon Communications, Inc., BellSouth Corp. and SBC Communications, Inc. (2.9%, 2.2% and 2.2% of net assets, respectively) all helped performance.

We also did well with health care and pharmaceutical stocks. Earnings at Merck & Co., Inc. (2.8% of net assets) were flat compared to the previous year. But in a year that was generally weak for corporate profits, flat earnings were better than no earnings. Overall, we reduced our position in Merck during the period. We are maintaining a

----------
(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.
(2)  Holdings are disclosed as of December 31, 2002 and are subject to change.

position in this company because we believe Merck has the potential to perform well. In general, we have raised the capitalization of the stocks in the fund because larger companies have provided better values in this market.

BACK TO BASICS
Based on our belief that consumers may substantially reduce their spending on non-essential items, we cut back on our retail holdings. In the same spirit, we initiated a position in Safeway, Inc. (2.4% of net assets), a well-managed, high quality grocery store chain that has the potential to fare well even if consumers pull back. While we don't anticipate another lapse into recession, we believe that much of the spending fueled by mortgage refinancing and zero percent vehicle loans is likely to fall off in the coming year.

MODEST RECOVERY EXPECTED NEXT YEAR
Looking forward to 2003, we expect a gradual economic recovery that may not be as robust as investors would like. We are focusing on undervalued sectors that we believe will appreciate over time, with a bias toward stocks that pay dividends because companies of this type have an advantage in difficult markets: they can cut dividends if necessary to maintain their financial strength without having to borrow. Despite the economic uncertainty, we still believe that the greatest risk for long-term investors is not investing in the stock market.

/s/ Scott Schermerhorn                                  /s/ Harvey B. Hirschhorn

Scott Schermerhorn and Harvey B. Hirschhorn, senior vice presidents of the advisor, have been the portfolio co-managers of Liberty Growth & Income Fund since August 2000. Mr. Schermerhorn has managed various other funds at Colonial Management Associates, Inc. (Colonial), an affiliate of Columbia Management Group, since October 1998. Mr. Hirschhorn has been affiliated with and has managed various other funds at Stein Roe & Farnham Incorporated, an affiliate of Colonial, since

TOP 5 SECTORS AS OF 12/31/02(%)

Financials                                    21.1
Consumer staples                              12.9
Energy                                        11.9
Consumer discretionary                        11.5
Telecommunication services                    10.3

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the sector breakdowns listed. The fund's sector breakdowns may change as market conditions change.

----------
An investment in Liberty Growth & Income Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Changes in interest rates, changes in financial strength of issuers of lower-rated bonds, and foreign, political and economic developments also may affect the fund's performance.

Since January 2003, Scott Schermerhorn has been the sole manager of the fund.

INVESTMENT PORTFOLIO

December 31, 2002 (Unaudited)

COMMON STOCKS - 99.2%                                            SHARES             VALUE
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 11.5%

AUTOMOBILES & COMPONENTS - 1.5%
   AUTO PARTS & EQUIPMENT - 1.5%
Delphi Automotive Systems
   Corp.                                                      3,348,182   $    26,952,865
                                                                          ---------------
CONSUMER DURABLES & APPAREL - 1.0%
   CONSUMER ELECTRONICS - 1.0%
Matsushita Electric Industrial
   Co., Ltd., ADR                                             1,800,000        17,280,000
                                                                          ---------------
HOTELS, RESTAURANTS & LEISURE - 2.1%
   RESTAURANTS - 2.1%
McDonald's Corp.                                              2,315,100        37,226,808
                                                                          ---------------
MEDIA - 5.1%
   ADVERTISING - 1.0%
Interpublic Group of
   Companies, Inc.                                            1,295,300        18,237,824
                                                                          ---------------
   BROADCASTING & CABLE - 1.6%
Comcast Corp., Special
   Class A(a)                                                 1,193,434        28,129,239
                                                                          ---------------
   MOVIES & ENTERTAINMENT - 2.5%
AOL Time Warner, Inc.(a)                                      1,296,400        16,982,840
News Corp., Ltd., ADR                                         1,002,400        26,313,000
                                                                          ---------------
                                                                               43,295,840
                                                                          ---------------
RETAILING - 1.8%
   SPECIALTY STORES - 1.8%
Office Depot, Inc.(a)                                         2,167,700        31,995,252
                                                                          ---------------

CONSUMER STAPLES - 12.9%

FOOD & DRUG RETAILING - 2.4%
   FOOD RETAIL - 2.4%
Safeway, Inc.(a)                                              1,828,000        42,702,080
                                                                          ---------------
FOOD, BEVERAGE & TOBACCO - 10.5%
   AGRICULTURAL PRODUCTS - 1.0%
Archer Daniels Midland Co.                                    1,404,100        17,410,840
                                                                          ---------------
   PACKAGED FOODS - 8.7%
ConAgra Foods, Inc.                                           2,405,300        60,156,553
Del Monte Foods Co.(a)                                          291,719         2,246,237
H.J. Heinz Co.                                                  653,200        21,470,684
Sara Lee Corp.                                                3,095,550        69,680,831
                                                                          ---------------
                                                                              153,554,305
                                                                          ---------------
   TOBACCO - 0.8%
Philip Morris Companies, Inc.                                   377,620        15,304,939
                                                                          ---------------

ENERGY - 11.9%

INTEGRATED OIL & GAS - 9.5%
BP PLC, ADR                                                     394,910        16,053,092
ChevronTexaco Corp.                                             232,300        15,443,304
ConocoPhillips                                                  795,768        38,507,214
Exxon Mobil Corp.                                               494,730        17,285,866
Marathon Oil Corp.                                            1,732,400   $    36,882,796
Royal Dutch
   Petroleum Co. - NY Shares                                    993,500        43,733,870
                                                                          ---------------
                                                                              167,906,142
                                                                          ---------------
OIL & GAS EQUIPMENT & SERVICES - 1.3%
Halliburton Co.                                               1,261,300        23,598,923
                                                                          ---------------
OIL & GAS EXPLORATION & PRODUCTION - 1.1%
Anadarko Petroleum Corp.                                        387,500        18,561,250
                                                                          ---------------

FINANCIALS - 21.1%

DIVERSIFIED FINANCIALS - 7.4%
   DIVERSIFIED FINANCIAL SERVICES - 7.4%
Citigroup, Inc.                                               2,026,200        71,301,978
Freddie Mac                                                     403,871        23,848,583
J.P. Morgan Chase                                             1,522,500        36,540,000
                                                                          ---------------
                                                                              131,690,561
                                                                          ---------------
INSURANCE - 13.7%
   INSURANCE BROKERS - 1.5%
AFLAC, Inc.                                                     874,500        26,339,940
                                                                          ---------------
   LIFE & HEALTH INSURANCE - 1.5%
Lincoln National Corp.                                          826,400        26,097,712
                                                                          ---------------
   MULTI-LINE INSURANCE - 2.7%
American International Group, Inc.                              810,900        46,910,565
                                                                          ---------------
   PROPERTY & CASUALTY INSURANCE - 8.0%
Berkshire Hathaway, Inc.,
   Class A(a)                                                     1,120        81,480,000
Chubb Corp.                                                     465,000        24,273,000
MGIC Investment Corp.                                           301,400        12,447,820
St. Paul Companies, Inc.                                        694,000        23,630,700
Travelers Property Casualty
   Corp.(a)                                                           1                15
                                                                          ---------------
                                                                              141,831,535
                                                                          ---------------

HEALTH CARE - 9.0%

HEALTH CARE EQUIPMENT & SERVICES - 3.7%
   MANAGED HEALTH CARE - 3.7%
Aetna, Inc.                                                   1,616,700        66,478,704
                                                                          ---------------
PHARMACEUTICALS & BIOTECHNOLOGY - 5.3%
   PHARMACEUTICALS - 5.3%

Bristol-Myers Squibb Co.                                        727,000        16,830,050
Merck & Co., Inc.                                               876,500        49,618,665
Wyeth                                                           726,600        27,174,840
                                                                          ---------------
                                                                               93,623,555
                                                                          ---------------

INDUSTRIALS - 7.2%

CAPITAL GOODS - 5.0%
   AEROSPACE & DEFENSE - 2.7%
Honeywell International, Inc.                                 1,246,300        29,911,200
Raytheon Co., Class B                                           611,000        18,788,250
                                                                          ---------------
                                                                               48,699,450
                                                                          ---------------

See notes to investment portfolio.

                                                                 SHARES             VALUE
-----------------------------------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
   INDUSTRIAL CONGLOMERATES - 1.5%
Textron, Inc.                                                   625,800   $    26,903,142
                                                                          ---------------
   INDUSTRIAL MACHINERY - 0.8%
Dover Corp.                                                     456,000        13,296,960
                                                                          ---------------
COMMERCIAL SERVICES & SUPPLIES - 1.7%
   ENVIRONMENTAL SERVICES - 1.7%
Waste Management, Inc.                                        1,297,610        29,741,221
                                                                          ---------------
TRANSPORTATION - 0.5%
   AIRLINES - 0.5%
AMR Corp.(a)                                                  1,338,900         8,836,740
                                                                          ---------------

INFORMATION TECHNOLOGY - 4.4%

SOFTWARE & SERVICES - 1.8%
   INFORMATION TECHNOLOGY CONSULTING & SERVICES - 1.8%
Electronic Data Systems Corp.                                 1,689,200        31,131,956
                                                                          ---------------
TECHNOLOGY HARDWARE & EQUIPMENT - 2.6%
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
Celestica, Inc.(a)                                              774,100        10,914,810
                                                                          ---------------
   OFFICE ELECTRONICS - 1.5%
Xerox Corp.(a)                                                3,312,000        26,661,600
                                                                          ---------------
   TELECOMMUNICATIONS EQUIPMENT - 0.5%
Motorola, Inc.                                                1,000,000         8,650,000
                                                                          ---------------

MATERIALS - 6.3%

CHEMICALS - 1.3%
   DIVERSIFIED CHEMICALS - 1.3%
Akzo Nobel N.V                                                  730,200        23,286,078
                                                                          ---------------
METALS & MINING - 1.7%
   GOLD - 1.0%
Barrick Gold Corp.                                            1,165,800        17,964,978
                                                                          ---------------
   STEEL - 0.7%
Nucor Corp.                                                     278,800        11,514,440
                                                                          ---------------
PAPER & FOREST PRODUCTS - 3.3%
   PAPER PRODUCTS - 3.3%

Bowater, Inc.                                                   365,100        15,315,945
Georgia-Pacific Corp.                                         1,491,100        24,096,176
International Paper Co.                                         545,900        19,090,123
                                                                          ---------------
                                                                               58,502,244
                                                                          ---------------

TELECOMMUNICATION SERVICES - 10.3%

DIVERSIFIED TELECOMMUNICATION SERVICES - 10.3%
   INTEGRATED TELECOMMUNICATION SERVICES - 10.3%
AT&T Corp.                                                    1,161,526        30,327,444
BellSouth Corp.                                               1,474,800        38,153,076
Deutsche Telekom AG, ADR                                      1,896,800        24,089,360
SBC Communications, Inc.                                      1,432,900        38,845,919
Verizon Communications, Inc.                                  1,304,800   $    50,561,000
                                                                          ---------------
                                                                              181,976,799
                                                                          ---------------

UTILITIES - 4.6%

ELECTRIC UTILITIES - 2.7%
American Electric Power Co., Inc.                               338,700         9,256,671
PG&E Corp.(a)                                                 1,674,500        23,275,550
TXU Corp.                                                       772,000        14,420,960
                                                                          ---------------
                                                                               46,953,181
                                                                          ---------------
GAS UTILITIES - 0.4%
El Paso Corp.                                                 1,009,600         7,026,816
                                                                          ---------------
MULTI-UTILITIES & UNREGULATED
   POWER - 1.5%
Duke Energy Corp.(a)                                          1,386,800        27,098,072
                                                                          ---------------
TOTAL COMMON STOCKS
   (cost of $1,922,712,318)                                                 1,754,287,366
                                                                          ---------------

CONVERTIBLE PREFERRED
   BOND - 0.0%(a)                                                   PAR
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.0%

SOFTWARE & SERVICES - 0.0%
   INFORMATION TECHNOLOGY CONSULTING & SERVICES - 0.0%
Microstrategy, Inc., Note,
   Series A, 7.500% 06/24/07
   (cost of $0)                                          $        1,400               560
                                                                          ---------------

SHORT-TERM OBLIGATION - 0.8%

Repurchase agreement with State Street Bank
   & Trust, dated 12/31/02, due 01/02/03 at
   1.180%, collateralized by a U.S.
   Treasury Bond maturing 02/15/29, market
   value $15,313,519 (repurchase proceeds
   $15,010,984) (cost of $15,010,000)                        15,010,000        15,010,000
                                                                          ---------------
TOTAL INVESTMENTS - 100.0%
   (cost of $1,937,722,318)(b)                                              1,769,297,926
                                                                          ---------------

OTHER ASSETS & LIABILITIES, NET - (0.0)%                                         (881,838)
                                                                          ---------------
NET ASSETS - 100.0%                                                       $ 1,768,416,088
                                                                          ===============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing
(b) Cost for federal income tax purposes is the same.

        ACRONYM                    NAME
        -------                    -----
         ADR            American Depositary Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002 (Unaudited)

ASSETS:
Investments, at cost                           $ 1,937,722,318
                                               ---------------
Investments, at value                          $ 1,769,297,926
Cash                                                       717
Receivable for:
   Fund shares sold                                  3,124,744
   Interest                                                495
   Dividends                                         3,128,967
Expense reimbursement due from Advisor                   1,263
Deferred Trustees'compensation plan                     24,358
                                               ---------------
      Total Assets                               1,775,578,470
                                               ---------------
LIABILITIES:
Payable for:
   Investments purchased                             1,802,014
   Fund shares repurchased                           3,960,160
   Management fee                                    1,104,540
   Transfer agent fee                                   50,933
   Pricing and bookkeeping fees                         56,125
Deferred Trustees' fee                                  24,358
Other liabilities                                      164,252
                                               ---------------
      Total Liabilities                              7,162,382
                                               ---------------
NET ASSETS                                     $ 1,768,416,088
                                               ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                $ 2,161,553,198
Overdistributed net investment income                 (652,098)
Accumulated net realized loss                     (224,060,620)
Net unrealized depreciation on investments        (168,424,392)
                                               ---------------
NET ASSETS                                     $ 1,768,416,088
                                               ===============
CLASS A:
Net assets                                     $   734,258,600
Shares outstanding                                  53,486,103
                                               ===============
Net asset value per share                      $         13.73(a)
                                               ===============
Maximum offering price per share
   ($13.73/0.9425)                             $         14.57(b)
                                               ===============
CLASS B:
Net assets                                     $   751,851,629
Shares outstanding                                  58,136,718
                                               ===============
Net asset value and offering price per share   $         12.93(a)
                                               ===============
CLASS C:
Net assets                                     $   116,770,035
Shares outstanding                                   8,965,466
                                               ===============
Net asset value and offering price per share   $         13.02(a)
                                               ===============
CLASS Z:
Net assets                                     $   165,535,824
Shares outstanding                                  12,061,392
                                               ===============
Net asset value, offering and redemption
   price per share                             $         13.72
                                               ===============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                      $    17,435,838
Interest                                               496,994
                                               ---------------
   Total Investment Income (net of
      foreign taxes withheld of $90,573)            17,932,832
                                               ---------------
EXPENSES:
Management fee                                       6,649,543
Distribution fee:
   Class B                                           2,889,513
   Class C                                             436,224
Service fee:
   Class A                                             905,567
   Class B                                             963,171
   Class C                                             145,408
Pricing and bookkeeping fees                           337,893
Transfer agent fee                                   2,775,237
Trustees' fee                                           31,723
Custody fee                                             26,455
Other expenses                                         213,045
                                               ---------------
   Total Expenses                                   15,373,779
Fees and expenses waived or reimbursed
   by Advisor                                         (280,309)
Custody earnings credit                                    (58)
                                               ---------------
   Net Expenses                                     15,093,412
                                               ---------------
Net Investment Income                                2,839,420
                                               ---------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:

Net realized loss on
   investments                                    (222,124,849)
Net change in unrealized
   appreciation/depreciation on
   investments                                       3,938,788
                                               ---------------
Net Loss                                          (218,186,061)
                                               ---------------
Net Decrease in Net Assets from
   Operations                                  $  (215,346,641)
                                               ===============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                        (UNAUDITED)
                                         SIX MONTHS          YEAR
                                           ENDED            ENDED
INCREASE (DECREASE)                     DECEMBER 31,       JUNE 30,
IN NET ASSETS:                             2002              2002
-----------------------------------------------------------------------
OPERATIONS:
Net investment income                 $     2,839,420   $     4,614,346
Net realized gain (loss) on
   investments                           (222,124,849)       39,232,656
Net change in unrealized
   appreciation/depreciation
   on investments                           3,938,788      (286,301,630)
                                      ---------------   ---------------
Net Decrease from Operations             (215,346,641)     (242,454,628)
                                      ---------------   ---------------
DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income:
   Class A                                 (3,173,434)       (3,083,001)
   Class B                                         --          (333,608)
   Class C                                         --           (37,557)
   Class S                                         --        (2,181,373)
   Class Z                                 (1,132,336)         (122,512)
From net realized gains:
   Class A                                (13,113,326)      (45,108,951)
   Class B                                (14,311,173)      (71,771,631)
   Class C                                 (2,195,156)       (8,079,873)
   Class S                                         --       (18,494,024)
   Class Z                                 (3,001,953)       (1,038,672)
                                      ---------------   ---------------
Total Distributions Declared
   to Shareholders                        (36,927,378)     (150,251,202)
                                      ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                          187,537,821       476,829,219
   Distributions reinvested                12,464,817        44,869,372
   Redemptions                           (128,640,563)     (123,405,546)
                                      ---------------   ---------------
      Net Increase                         71,362,075       398,293,045
                                      ---------------   ---------------
Class B:
   Subscriptions                           81,849,679       365,068,658
   Distributions reinvested                13,083,670        66,398,432
   Redemptions                           (127,083,596)     (236,139,284)
                                      ---------------   ---------------
      Net Increase (Decrease)             (32,150,247)      195,327,806
                                      ---------------   ---------------
Class C:
   Subscriptions                           21,513,738        91,823,294
   Distributions reinvested                 1,963,780         7,567,694
   Redemptions                            (19,836,158)      (22,766,049)
                                      ---------------   ---------------
      Net Increase                          3,641,360        76,624,939
                                      ---------------   ---------------
Class Z (formerly Class S)(a):
   Subscriptions                           10,860,578        14,452,660
   Proceeds received in
      combination with original
      Class Z                               4,557,863                --
   Distributions reinvested                 3,886,277        19,537,013
   Redemptions                            (29,806,343)      (54,836,368)
                                      ---------------   ---------------
      Net Decrease                        (10,501,625)      (20,846,695)
                                      ---------------   ---------------
Class Z (through 7/29/02)(a):
   Subscriptions                      $       387,731   $     6,298,656
   Distributions reinvested                        --         1,161,184
   Redemptions                               (170,835)      (15,512,619)
   Proceeds combined into
      former Class S                       (4,557,863)               --
                                      ---------------   ---------------
      Net Decrease                         (4,340,967)       (8,052,779)
                                      ---------------   ---------------
Net Increase from
   Share Transactions                      28,010,596       641,346,316
                                      ---------------   ---------------
Total Increase (Decrease) in
   Net Assets                            (224,263,423)      248,640,486
NET ASSETS:
Beginning of period                     1,992,679,511     1,744,039,025
                                      ---------------   ---------------
End of period (including
   (overdistributed) undistributed
   net investment income of
   $(652,098) and $814,252,
   respectively)                      $ 1,768,416,088   $ 1,992,679,511
                                      ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                           13,294,397        26,313,275
   Issued for distributions
      reinvested                              902,613         2,553,792
   Redemptions                             (9,283,431)       (6,836,253)
                                      ---------------   ---------------
      Net Increase                          4,913,579        22,030,814
                                      ---------------   ---------------
Class B:
   Subscriptions                            6,216,259        21,256,273
   Issued for distributions
      reinvested                            1,005,674         3,992,812
   Redemptions                             (9,739,569)      (13,671,579)
                                      ---------------   ---------------
      Net Increase (Decrease)              (2,517,636)       11,577,506
                                      ---------------   ---------------
Class C:
   Subscriptions                            1,626,224         5,299,834
   Issued for distributions
      reinvested                              149,775           452,073
   Redemptions                             (1,528,208)       (1,314,188)
                                      ---------------   ---------------
      Net Increase                            247,791         4,437,719
                                      ---------------   ---------------
Class Z (formerly Class S)(a):
   Subscriptions                              792,666           789,325
   Issued for combination with
      original Class Z                        336,309                --
   Issued for distributions reinvested        281,612         1,113,220
   Redemptions                             (2,159,477)       (3,005,780)
                                      ---------------   ---------------
      Net Decrease                           (748,890)       (1,103,235)
                                      ---------------   ---------------
Class Z (through 7/29/02)(a):
   Subscriptions                               26,431           343,742
   Issued for distributions reinvested             --            65,641
   Redemptions                                (11,978)         (852,601)
   Shares combined into
      former Class S                         (336,309)               --
                                      ---------------   ---------------
      Net Decrease                           (321,856)         (443,218)
                                      ---------------   ---------------

(a) On July 29, 2002, the Fund's existing Class Z shares, which were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty Growth & Income Fund (the "Fund"), a series of Liberty Funds Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-ended management company. The Fund's investment goal is to seek long-term growth and income. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase, Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income (loss) per share data and ratios for the Fund for the period by the service fee applicable to Class A, Class B and Class C shares and the distribution fees applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME:
Interest income is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

OTHER:
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS     ANNUAL FEE RATE
     ------------------------     ---------------
         First $1 billion                0.80%
         Over $1 billion                 0.70%

The Advisor has voluntarily agreed, until further notice, to waive a portion of the 0.70% management fees in excess of $1 billion so that it does not exceed 0.60% annually.

PRICING AND BOOKKEEPING FEES:
The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the six months ended December 31, 2002, the annualized net asset based fee rate was 0.037%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the six months ended December 31, 2002, the Fund has been advised that the Distributor received contingent deferred sales charges ("CDSC") of $7,766, $1,367,529 and $26,311 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $58 of custody fees were reduced by balance credits for the six months ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
During the six months ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $656,197,502 and $649,692,177, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation      $  113,652,268
     Gross unrealized depreciation        (282,076,660)
                                        --------------
         Net unrealized depreciation    $ (168,424,392)
                                        ==============

NOTE 5. LINE OF CREDIT

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 331/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each fund based on the relative asset size of each Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the six months ended December 31, 2002, there were no borrowings under the agreement.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                                    YEAR ENDED JUNE 30,
                                         DECEMBER 31,         ---------------------------------------------------------------------
CLASS A SHARES                               2002               2002            2001            2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                     $   15.67          $   18.98       $   20.60       $   21.84      $   20.02    $   17.55
                                           ---------          ---------       ---------       ---------      ---------    ---------
INCOME FROM
   INVESTMENT OPERATIONS:

Net investment income(a)                        0.05               0.11            0.12            0.01           0.04         0.10
Net realized and unrealized gain (loss)
   on investments                              (1.68)             (1.89)           2.59            0.25           2.65         4.62
                                           ---------          ---------       ---------       ---------      ---------    ---------
Total from Investment Operations               (1.63)             (1.78)           2.71            0.26           2.69         4.72
                                           ---------          ---------       ---------       ---------      ---------    ---------
LESS DISTRIBUTIONS
   DECLARED TO SHAREHOLDERS:

From net investment income                     (0.06)             (0.10)             --              --             --        (0.01)
In excess of net investment income                --                 --              --              --             --        (0.04)
From net realized gains                        (0.25)             (1.43)          (4.33)          (1.50)         (0.87)       (2.20)
                                           ---------          ---------       ---------       ---------      ---------    ---------
Total Distributions Declared
   to Shareholders                             (0.31)             (1.53)          (4.33)          (1.50)         (0.87)       (2.25)
                                           ---------          ---------       ---------       ---------      ---------    ---------
NET ASSET VALUE,
   END OF PERIOD                           $   13.73          $   15.67       $   18.98       $   20.60      $   21.84    $   20.02
                                           =========          =========       =========       =========      =========    =========
Total return(b)                               (10.41)%(c)(d)     (10.24)%(d)      13.34%(d)        1.43%(d)      13.97%       28.66%
                                           =========          =========       =========       =========      =========    =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Expenses(e)                                     1.36%(f)           1.31%           1.32%           1.35%          1.41%        1.41%
Net investment income(e)                        0.68%(f)           0.60%           0.62%           0.06%          0.19%        0.53%
Waiver/reimbursement                            0.03%(f)           0.05%           0.03%           0.10%            --           --
Portfolio turnover rate                           37%(c)             47%            104%             81%            79%          53%
Net assets, end of period (000's)          $ 734,259          $ 761,122       $ 503,647       $ 309,129      $ 351,972    $ 306,864

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                            ENDED                                   YEAR ENDED JUNE 30,
                                          DECEMBER 31,        --------------------------------------------------------------------
CLASS B SHARES                                2002              2002            2001            2000           1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                     $   14.77          $   18.01       $   19.88       $   21.29      $   19.68   $   17.37
                                           ---------          ---------       ---------       ---------      ---------   ---------
INCOME FROM
   INVESTMENT OPERATIONS:

Net investment loss(a)                            --(b)           (0.03)          (0.03)          (0.14)         (0.11)      (0.04)
Net realized and unrealized gain (loss)
   on investments                              (1.59)             (1.77)           2.49            0.23           2.59        4.55
                                           ---------          ---------       ---------       ---------      ---------   ---------
Total from Investment Operations               (1.59)             (1.80)           2.46            0.09           2.48        4.51
                                           ---------          ---------       ---------       ---------      ---------   ---------
LESS DISTRIBUTIONS
   DECLARED TO SHAREHOLDERS:

From net investment income                        --              (0.01)             --              --             --          --
From net realized gains                        (0.25)             (1.43)          (4.33)          (1.50)         (0.87)      (2.20)
                                           ---------          ---------       ---------       ---------      ---------   ---------
Total Distributions Declared
   to Shareholders                             (0.25)             (1.44)          (4.33)          (1.50)         (0.87)      (2.20)
                                           ---------          ---------       ---------       ---------      ---------   ---------
NET ASSET VALUE,
   END OF PERIOD                           $   12.93          $   14.77       $   18.01       $   19.88      $   21.29   $   19.68
                                           =========          =========       =========       =========      =========   =========
Total return(c)                               (10.78)%(d)(e)     (10.89)%(e)      12.46%(e)        0.64 %(e)     13.12%      27.67%
                                           =========          =========       =========       =========      =========   =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Expenses(f)                                     2.11%(g)           2.06%           2.07%           2.10%          2.16%       2.16%
Net investment loss(f)                         (0.07)%(g)         (0.15)%         (0.13)%         (0.69)%        (0.56)%     (0.22)%
Waiver/reimbursement                            0.03%(g)           0.05%           0.03%           0.10%            --          --
Portfolio turnover rate                           37%(d)             47%            104%             81%            79%         53%
Net assets, end of period (000's)          $ 751,852          $ 895,904       $ 883,754       $ 822,017      $ 919,542   $ 660,305

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $(0.01) per share.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                                   YEAR ENDED JUNE 30,
                                         DECEMBER 31,         ---------------------------------------------------------------------
CLASS C SHARES                               2002               2002            2001            2000           1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $   14.87          $   18.12       $   19.99       $   21.39      $   19.78    $   17.44
                                          ---------          ---------       ---------       ---------      ---------    ---------
INCOME FROM
   INVESTMENT OPERATIONS:

Net investment loss(a)                           --(b)           (0.03)          (0.02)          (0.14)         (0.11)       (0.04)
Net realized and unrealized gain (loss)
   on investments                             (1.60)             (1.78)           2.48            0.24           2.59         4.58
                                          ---------          ---------       ---------       ---------      ---------    ---------
Total from Investment Operations              (1.60)             (1.81)           2.46            0.10           2.48         4.54
                                          ---------          ---------       ---------       ---------      ---------    ---------
LESS DISTRIBUTIONS
   DECLARED TO SHAREHOLDERS:

From net investment income                       --              (0.01)             --              --             --           --
From net realized gains                       (0.25)             (1.43)          (4.33)          (1.50)         (0.87)       (2.20)
                                          ---------          ---------       ---------       ---------      ---------    ---------
Total Distributions Declared
   to Shareholders                            (0.25)             (1.44)          (4.33)          (1.50)         (0.87)       (2.20)
                                          ---------          ---------       ---------       ---------      ---------    ---------
NET ASSET VALUE,
   END OF PERIOD                          $   13.02          $   14.87       $   18.12       $   19.99      $   21.39    $   19.78
                                          =========          =========       =========       =========      =========    =========
Total return(c)                              (10.77)%(d)(e)     (10.88)%(e)      12.38%(e)        0.68%(e)      13.05%       27.73%
                                          =========          =========       =========       =========      =========    =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Expenses(f)                                    2.11%(g)           2.06%           2.06%           2.10%          2.16%        2.16%
Net investment loss(f)                        (0.07)%(g)         (0.15)%         (0.13)%         (0.69)%        (0.56)%      (0.22)%
Waiver/reimbursement                           0.03%(g)           0.05%           0.03%           0.10%            --           --
Portfolio turnover rate                          37%(d)             47%            104%             81%            79%          53%
Net assets, end of period (000's)         $ 116,770          $ 129,661       $  77,565       $  29,303      $  35,317    $  28,234

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $(0.01) per share.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                    (UNAUDITED)
                                                    SIX MONTHS         YEAR             PERIOD
                                                       ENDED           ENDED            ENDED
                                                    DECEMBER 31,      JUNE 30,         JUNE 30,
CLASS Z SHARES                                        2002(a)          2002             2001(b)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   15.68        $   19.00        $   19.64
                                                     ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income(c)                                  0.07             0.16             0.06
Net realized and unrealized loss on investments          (1.69)           (1.88)           (0.70)
                                                     ---------        ---------        ---------
Total from Investment Operations                         (1.62)           (1.72)           (0.64)
                                                     ---------        ---------        ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                               (0.09)           (0.17)              --
From net realized gains                                  (0.25)           (1.43)              --
                                                     ---------        ---------        ---------
Total Distributions Declared to Shareholders             (0.34)           (1.60)              --
                                                     ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $   13.72        $   15.68        $   19.00
                                                     =========        =========        =========
Total return(d)(e)                                      (10.32)%(f)       (9.94)%          (3.26)%(f)
                                                     =========        =========        =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Expenses(g)                                               1.11%(h)         1.06%            1.08%(h)
Net investment income(g)                                  0.93%(h)         0.85%            0.86%(h)
Waiver/reimbursement                                      0.03%(h)         0.05%            0.03%(h)
Portfolio turnover rate                                     37%(f)           47%             104%
Net assets, end of period (000's)                    $ 165,536        $ 200,908        $ 264,425

(a) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.
(b) Class Z shares were initally offered on February 7, 2001. Per share amounts reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Growth & Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Growth & Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Semiannual Report:
LIBERTY GROWTH & INCOME FUND

LIBERTY GROWTH & INCOME FUND SEMIANNUAL REPORT, DECEMBER 31, 2002

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
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                                                779-03/462M-0103 (02/03) 03/0222